EXHIBIT 10.46
AMENDMENT NO. 3 TO THE
TIME SHARING AGREEMENT
This Amendment No. 3 (including the Schedules A and B attached hereto, collectively hereinafter “Amendment No. 3”), dated as of December 15, 2020, to the Time Sharing Agreement will amend that certain Time Sharing Agreement, dated as of February 13, 2018, as amended, by and between American Express Travel Related Services Company, Inc., (“AETRSC”) and Stephen J. Squeri (“User”) (including any Schedules attached to the foregoing, collectively hereinafter “Time Sharing Agreement”).
W I T N E S S E T H:
WHEREAS, pursuant to Section 1 of the Time Sharing Agreement, AETRSC and User desire to amend the Time Sharing Agreement, as provided herein, to reflect the addition and removal of certain aircraft to and from Schedule A;
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree that, from and as of the date hereof, the Time Sharing Agreement shall be, and hereby is, amended as set forth below.
1.AETRSC and User hereby expressly agree that the Schedule A attached hereto amends and replaces the Schedule A attached to the Time Sharing Agreement.
2.All notices and other communications given pursuant to Section 12 of the Time Sharing Agreement under this Amendment No. 3 and/or the Time Sharing Agreement shall be addressed to the parties as provided on the signature page of this Amendment No. 3.
3.All capitalized terms not defined herein shall have the meanings ascribed to them in the Time Sharing Agreement.
4.Except as expressly amended by this Amendment No. 3, the Time Sharing Agreement remains in full force and effect, and this Amendment No. 3 shall not be construed to alter or amend any of the other terms or conditions set forth in the Time Sharing Agreement. In the event of a conflict between the terms of the Time Sharing Agreement and this Amendment No. 3, the provisions of this Amendment No. 3 shall prevail.
5.This Amendment No. 3 may be executed in counterparts, each of which will be deemed to be an original, but both of which together shall constitute one and the same instrument.
6.TRUTH-IN-LEASING STATEMENT PURSUANT TO SECTION 91.23 OF THE FEDERAL AVIATION REGULATIONS.
THE AIRCRAFT LISTED ON SCHEDULE A ATTACHED HERETO HAVE BEEN MAINTAINED AND INSPECTED UNDER FAR PART 91 DURING THE 12-MONTH PERIOD PRECEDING THE DATE OF THIS AGREEMENT OR, IF THE

AIRCRAFT ARE LESS THAN 12 MONTHS OLD, SINCE NEW. AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., 1 EXPRESS DR., NEWBURGH, NY 12550, CERTIFIES THAT ALL OF THE AIRCRAFT LISTED ON SCHEDULE A ATTACHED HERETO ARE COMPLIANT WITH APPLICABLE MAINTENANCE AND INSPECTION REQUIREMENTS OF FAR PART 91 FOR THE OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT. ALL OF THE AIRCRAFT LISTED ON SCHEDULE A ATTACHED HERETO WILL BE MAINTAINED AND INSPECTED UNDER FAR PART 91 FOR OPERATIONS TO BE CONDUCTED UNDER THIS AGREEMENT.
DURING THE DURATION OF THIS AGREEMENT, AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., 1 EXPRESS DR., NEWBURGH, NY 12550, IS CONSIDERED RESPONSIBLE FOR OPERATIONAL CONTROL OF ALL OF THE AIRCRAFT UNDER THIS AGREEMENT.
AN EXPLANATION OF FACTORS BEARING ON OPERATIONAL CONTROL AND PERTINENT FEDERAL AVIATION REGULATIONS CAN BE OBTAINED FROM THE RESPONSIBLE FAA FLIGHT STANDARDS DISTRICT OFFICE.
THE “INSTRUCTIONS FOR COMPLIANCE WITH TRUTH-IN-LEASING REQUIREMENTS” ATTACHED HERETO IN SCHEDULE B ARE INCORPORATED HEREIN BY REFERENCE.
THE UNDERSIGNED, AS A DULY AUTHORIZED OFFICER OF AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC., 1 EXPRESS DR., NEWBURGH, NY 12550, CERTIFIES THAT IT IS RESPONSIBLE FOR OPERATIONAL CONTROL OF ALL OF THE AIRCRAFT LISTED ON SCHEDULE A ATTACHED HERETO AND THAT IT UNDERSTANDS ITS RESPONSIBILITIES FOR COMPLIANCE WITH APPLICABLE FEDERAL AVIATION REGULATIONS.
[SIGNATURES ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be duly executed on the day and year first above written. The persons signing below warrant their authority to sign.

AMERICAN EXPRESS TRAVEL	STEPHEN J. SQUERI
RELATED SERVICES COMPANY, INC.

By: /s/ Richard J. Walsh	/s/ Stephen J. Squeri
Name: Richard J. Walsh	Stephen J. Squeri
Title: Vice President

Address: American Express Travel	Address: Stephen J. Squeri
Related Services Company, Inc.	c/o American Express Company
Attn: VP of Flight Operations	200 Vesey St., [redacted]
1 Express Dr.	New York, NY 10285
Newburgh, NY 12550	Phone: [redacted]
Phone: [redacted]	Facsimile: [redacted]
Facsimile: [redacted]	Email: [redacted]@aexp.com
E-mail: [redacted]@aexp.com
A legible copy of this Amendment No. 3
shall be kept in the Aircraft for all operations conducted hereunder.

SCHEDULE A
[Schedule of aircraft subject to time-sharing agreement omitted pursuant to Item 601(a)(5) of Regulation S-K. Such schedules and exhibits will be furnished to the SEC upon request.]

SCHEDULE B
[Instructions for compliance with Federal Aviation Administration "truth-in-leasing" requirements omitted pursuant to Item 601(a)(5) of Regulation S-K. Such schedules and exhibits will be furnished to the SEC upon request.]